Exhibit 1



                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Class A Common Stock, par value $0.01 per share, of ProSource, Inc. and further agree that this Joint Filing Agreement (this "Agreement") be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

 Dated as of:  February 9, 1998

                                STEAMBOAT ACQUISITION CORP.



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title: Chairman of the Board and President



                                AMERISERVE FOOD DISTRIBUTION, INC.



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title: Chairman and Chief Executive Officer



                                NEBCO EVANS HOLDING COMPANY



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title: Chairman and Chief Executive Officer


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                                NEBCO EVANS DISTRIBUTORS, INC.



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title:  Chairman and Chief Executive Officer



                                HOLBERG INDUSTRIES, INC.



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title:  Chairman and Chief Executive Officer



                                HOLBERG INCORPORATED



                                By:  /s/ John V. Holten
                                   Name: John V. Holten
                                   Title:  Chairman and Chief Executive Officer



                                     /s/   John V. Holten
                                           John V. Holten











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